EXHIBIT 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C SECTION 1350)

In connection with the Quarterly Report of Daulton Capital Corp. (the “Company”) on Form 10-Q/A Amendment 1 for the period ending January 31, 2011 as filed with the Securities and Exchange Commission (the “Report”), I, Terry Fields, the Principal Executive and Principal Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)           The Report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

Date: June 30, 2011	/s/ Terry Fields
Terry Fields, Principal Executive and Principal Financial Officer